novemb

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 29, 2016

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 29, 2016, Career Education Corporation (the “Company”) issued a press release describing the Company’s financial results for the quarter and fiscal year ended December 31, 2015. A copy of the press release is being furnished as Exhibit 99.1, and the information contained therein is incorporated herein by reference. Following the issuance of the press release, the Company will host a conference call and webcast on which its financial results for the quarter and fiscal year ended December 31, 2015 will be discussed. The presentation materials that will be used for the call and webcast have been posted on the Company’s website and are attached as Exhibit 99.2.

The information contained in Item 2.02 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated February 29, 2016 reporting the Company’s financial results for the quarter and fiscal year ended December 31, 2015

99.2	Presentation materials used by the Company in connection with its February 29, 2016 earnings conference call and webcast

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ David Rawden
David Rawden
Interim Chief Financial Officer

Date: February 29, 2016

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated February 29, 2016 reporting the Company’s financial results for the quarter and fiscal year ended December 31, 2015

99.2	Presentation materials used by the Company in connection with its February 29, 2016 earnings conference call and webcast

4